SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 17, 1997


                         BIG FLOWER PRESS HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)

      Delaware                           1-14084               13-376-8322
(State or Other Jurisdiction          (Commission             (IRS Employer
    of Incorporation)                 File Number)          Identification No.)

3 East 54th Street, New York, New York                                    10022
(Address of Principal Executive Offices)                             (Zip Code)

       Registrant's telephone number, including area code: (212) 521-1600


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ITEM 5.    OTHER EVENTS.

         On Friday, October 17, 1997 the Registrant issued a press release announcing that it had adopted a new corporate legal structure. Big Flower Holdings, Inc. has become the new parent holding company of Big Flower Press Holdings, Inc. ("Big Flower Press"), which has become a wholly-owned subsidiary of its new parent. The purpose of the reorganization is to facilitate certain previously announced financings. A copy of the press release is attached as an exhibit hereto and is incorporated by reference herein in its entirety.

         The reorganization has been effected pursuant to Section 251(g) of the Delaware General Corporation Law, and has been structured in a manner that did not require action by the stockholders of Big Flower Press, whose rights, privileges and interests remain the same with respect to the new parent corporation.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The following exhibits are filed herewith:

Exhibit
Number         Description
99.1           Registrant's press release, dated October 17, 1997


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIG FLOWER PRESS HOLDINGS, INC.



Date: October 17, 1997             By: /s/Irene B. Fisher
                                       Irene B. Fisher
                                       Vice President and
                                         Associate General Counsel


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                                  EXHIBIT INDEX



                                                                  Sequentially
Exhibit No.  Description                                          Numbered Page
----------   ------------                                         --------------

  99.1       Registrant's press release, dated October 17, 1997         5


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